UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 22, 2005

            Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.1.

In connection with the offering of the Fieldstone Mortgage Investment Trust, Series 2005-1 Mortgage Backed Notes, Lehman Brothers Inc. as representative of several underwriters of the Certificates (the “Underwriter”), has prepared certain materials (the “Collateral Term Sheet”), for distribution to potential investors.  Although Structured Asset Securities Corporation provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet filed hereby.

For purposes of this Form 8-K, “Collateral Term Sheet” shall mean certain descriptive information about the mortgage loans underlying the offering of the Fieldstone Mortgage Investment Trust, Series 2005-1 Mortgage Backed Notes, including data regarding the contractual and related characteristics of the underlying mortgage loans, such as the weighted average coupon, weighted average maturity and other factual information regarding the types of assets comprising the mortgage pool.  The Collateral Term Sheets will be filed hereby as Exhibit 99.1 through 99.23.

1.

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Collateral Term Sheet

99.2

Collateral Term Sheet

99.3

Collateral Term Sheet

99.4

Collateral Term Sheet

99.5

Collateral Term Sheet

99.6

Collateral Term Sheet

99.7

Collateral Term Sheet

99.8

Collateral Term Sheet

99.9

Collateral Term Sheet

99.10

Collateral Term Sheet

99.11

Collateral Term Sheet

99.12

Collateral Term Sheet

99.13

Collateral Term Sheet

99.14

Collateral Term Sheet

99.15

Collateral Term Sheet

99.16

Collateral Term Sheet

99.17

Collateral Term Sheet

99.18

Collateral Term Sheet

99.19

Collateral Term Sheet

99.20

Collateral Term Sheet

99.21

Collateral Term Sheet

99.22

Collateral Term Sheet

99.23

Collateral Term Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By:    /s/Matthew C. Lewis

Name:  Matthew C. Lewis

Title:  Senior Vice President

Dated: February 22, 2005

EXHIBIT INDEX

Exhibit No.

Description

99.1

Collateral Term Sheet

99.2

Collateral Term Sheet

99.3

Collateral Term Sheet

99.4

Collateral Term Sheet

99.5

Collateral Term Sheet

99.6

Collateral Term Sheet

99.7

Collateral Term Sheet

99.8

Collateral Term Sheet

99.9

Collateral Term Sheet

99.10

Collateral Term Sheet

99.11

Collateral Term Sheet

99.12

Collateral Term Sheet

99.13

Collateral Term Sheet

99.14

Collateral Term Sheet

99.15

Collateral Term Sheet

99.16

Collateral Term Sheet

99.17

Collateral Term Sheet

99.18

Collateral Term Sheet

99.19

Collateral Term Sheet

99.20

Collateral Term Sheet

99.21

Collateral Term Sheet

99.22

Collateral Term Sheet

99.23

Collateral Term Sheet

Exhibit 99.1     Collateral Term Sheet